UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2011

TIM HORTONS INC.

(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters Vote of Security Holders.

Tim Hortons Inc. (the “Corporation”) held its annual and special meeting of shareholders on May 13, 2011. Proxies for the annual and special meeting were solicited pursuant to our management proxy circular under the Canada Business Corporations Act and applicable Canadian securities laws, with such proxy circular having been filed with the Canadian Securities Administrators, and furnished to the U.S. Securities and Exchange Commission, on March 25, 2011. The following matters were submitted to a vote of the Corporation’s shareholders at the annual and special meeting, and the final voting results on each such matter, including total voting results as a percentage of votes cast, were as follows:

(a)	Election of Directors. The eleven persons nominated by the Board of Directors for election as directors of the Corporation were elected, each to hold office until the next annual meeting of shareholders or until their respective successors are elected or appointed, subject to earlier death, resignation, retirement, disqualification or removal. Each nominee was an incumbent director, and no other persons were nominated. The votes cast for or withheld, as well as the number of broker non-votes, with respect to each nominee were as follows:

Director Nominee	Votes For	% of Votes Cast	Votes Withheld	% of Votes Cast	Broker Non-Votes

M. Shan Atkins	126,619,798	99.72%	352,127	0.28%	5,025,353
Michael J. Endres	126,796,881	99.86%	181,815	0.14%	5,025,352
Moya M. Greene	126,505,075	99.63%	473,656	0.37%	5,025,353
Paul D. House	125,840,615	99.10%	1,138,085	0.90%	5,025,353
Frank Iacobucci	126,599,318	99.70%	379,383	0.30%	5,025,353
John A. Lederer	126,529,187	99.65%	449,515	0.35%	5,025,352
David H. Lees	126,786,860	99.85%	191,840	0.15%	5,025,353
Ronald W. Osborne	126,619,299	99.72%	359,402	0.28%	5,025,353
Wayne C. Sales	126,610,106	99.71%	368,581	0.29%	5,025,353
Donald B. Schroeder	126,707,607	99.79%	271,094	0.21%	5,025,352
Catherine L. Williams	126,764,266	99.83%	214,275	0.17%	5,025,450

The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

(b)	Reappointment of Independent Auditor. The shareholders of the Corporation reappointed PricewaterhouseCoopers LLP (“PwC”) as the independent auditor (and, for purposes of U.S. securities laws, the independent registered public accounting firm) for the fiscal year ending January 1, 2012. The votes cast for or withheld, as well as the number of broker non-votes with respect to the reappointment of PwC, were as follows:

Votes For	% of Votes Cast	Votes Withheld	% of Votes Cast	Broker Non-Votes

131,442,899	99.57%	562,148	0.43%	0

The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

The reappointment of PwC, having received the affirmative vote of a majority of the votes cast at the annual and special meeting, was approved.

(c)	Adoption of the Tim Hortons Inc. Direct Share Purchase and Dividend Reinvestment Plan. The shareholders of the Corporation have approved the adoption of the Corporation’s Direct Share Purchase and Dividend Reinvestment Plan (the “DSPP”). The votes cast for or against, as well as the number of broker non-votes with respect to the adoption of the DSPP, were as follows:

Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Broker Non-Votes

126,279,648	99.45%	700,091	0.55%	5,025,351

The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

The adoption of the DSPP, having received the affirmative vote of a majority of the votes cast at the annual and special meeting, was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: May 16, 2011	By:	/s/ JILL E. AEBKER
Jill E. Aebker
Deputy General Counsel and Secretary